                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May [6], 2003

                                ----------------
                      CRESCENT REAL ESTATE EQUITIES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                ----------------

               TEXAS                                    1-13038                                    52-1862813
   (State or other jurisdiction                (Commission file number)                         (I.R.S. Employer
         of incorporation)                                                                   Identification Number)

                           777 MAIN STREET, SUITE 2100
                             FORT WORTH, TEXAS 76102
                                 (817) 321-2100
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


         The following exhibits are included in this Form 8-K.


         (c) Exhibits


                  99.1 Press Release, dated May 6, 2003, of Crescent Real Estate Equities Company.


                  99.2 First Quarter 2003 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.


                  99.3 [Investor Presentation of Crescent Real Estate Equities Company for First Quarter 2003]


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12-RESULTS OF OPERATIONS AND FINANCIAL CONDITION).


         The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. No portion of the information contained in Item 7 or Item 9 of this Form 8-K shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").


         On May 6, 2003, Crescent Real Estate Equities Company (the "Company") issued a press release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto. On that date, the Company also posted to its website (www.crescent.com) its first quarter 2003 supplemental operating and financial data and investor presentation, which are furnished as Exhibits 99.2 and 99.3, respectively, to this Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CRESCENT REAL ESTATE EQUITIES COMPANY



                                     By:    /s/ JERRY R. CRENSHAW, JR.
                                            -----------------------------------
                                     Name:  [Jerry R. Crenshaw, Jr.]
                                     Title: Senior Vice President and
                                            Chief Financial Officer


Date: May 5, 2003

                                  EXHIBIT INDEX


        EXHIBIT
        NUMBER                             DESCRIPTION
        -------                            -----------

         99.1     Press Release, dated April 22, 2003, of Crescent Real Estate
                  Equities Company.

         99.2 First Quarter 2003 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.

         99.3     [Investor Presentation of Crescent Real Estate Equities
                  Company for First Quarter 2003]



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